                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  October 13, 1999
                                                        ----------------


                               SUFFOLK BANCORP
            -----------------------------------------------------
            (Exact Name of Registrant as specified in its charter)



           New York                     0-13580               11-2708279
----------------------------         ------------         -------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation                File Number)         Identification No.)
      or organization)

6 West Second Street, Riverhead, New York 11901                11901
-----------------------------------------------              ----------
   (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code  (516) 727-5667
                                                         ----------------

                                     N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

On October 13, 1999, Suffolk Bancorp announced that its Board of Directors had elected Thomas S. Kohlmann to succeed John F. Hanley as President, Chief Executive Officer, and Director of Suffolk Bancorp and its banking subsidiary, The Suffolk County National Bank. Mr. Hanley died on October 3, 1999. Victor F. Bozuhoski, Jr., who served as Acting Chief Operating Officer from April 13, 1999 until Mr. Kohlmann's election, returns to his post as Executive Vice President in charge of Retail Banking. Other members of the Executive Committee remain the same, and include J. Gordon Huszagh, Chief Financial Officer and Augustus C. Weaver, Chief Information Officer.

ITEM 7.  EXHIBITS

     Press Release dated 10/4/99

     "Suffolk Bancorp Announces Passing of John F. Hanley, President and Chief Executive Officer"


     Press Release dated 10/13/99

     "Suffolk Bancorp Elects Thomas S. Kohlmann President & Chief Executive Officer and Director"


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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                SUFFOLK BANCORP



Date: October 14, 1999          By: /s/ Douglas Ian Shaw
                                    ------------------------
                                        Vice President &
                                        Corporate Secretary